UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2026

Gen Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-17781 (Commission File Number)			77-0181864 (I.R.S. Employer Identification Number)
60 E. Rio Salado Parkway,		Suite 1000,
	Tempe,	Arizona	85281
(Address of principal executive offices and zip code)
	(650)	527-8000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol	Name of each exchange on which registered
Common Stock,	par value $0.01 per share	GEN	The Nasdaq Stock Market LLC
Contingent Value Rights		GENVR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) was held on September 9, 2026. Set forth below are the matters the stockholders voted on at the Annual Meeting and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sue Barsamian	501,437,952	15,853,998	140,197	28,340,494
Pavel Baudis	515,568,422	1,742,814	120,911	28,340,494
Eric K. Brandt	459,882,006	57,402,913	147,228	28,340,494
John C.Chrystal	515,974,361	1,307,897	149,889	28,340,494
Nora M. Denzel	455,456,097	61,831,685	144,365	28,340,494
Emily Heath	510,398,184	6,891,131	142,832	28,340,494
Vincent Pilette	490,474,673	25,327,296	1,630,178	28,340,494
Sherrese M. Smith	504,842,040	12,069,003	521,104	28,340,494
Ondrej Vlcek	515,555,556	1,758,274	118,317	28,340,494

Each of the nine nominees was elected to the Company’s Board of Directors (the “Board”), each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non- Votes
513,465,792	32,131,523	175,326	—

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non- Votes
209,903,985	307,097,626	430,536	28,340,494

The proposal was not approved. The Company will continue to meaningfully engage with stockholders based on the results of the say-on-pay vote and consider and evaluate their feedback as the Company makes future compensation policies and decisions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of September, 2026.

Gen Digital Inc.

By:	/s/ Bryan S. Ko
Bryan S. Ko
Chief Operating Officer, Chief Legal Officer and Secretary